Exhibit 99.1
EXPENSIFY ANNOUNCES Q1 2022 RESULTS
Free Plan membership grew 183% Q/Q to over 9,000 customers. The company generated positive cash flow of $11.2M with a 28% cash flow margin.

PORTLAND, Ore.--(BUSINESS WIRE)--May 12, 2022-- Expensify, Inc. (Nasdaq: EXFY), a payments superapp that helps individuals and businesses around the world simplify the way they manage money across expenses, corporate cards and bills, today announced results for its quarter ended March 31, 2022.

“The biggest news coming out of Q1 was the growth of our Free Plan for SMBs. The plan grew to over 9,000 customers, which is an 183% increase from last quarter. The plan allows members to roll out Expensify functionality across their businesses for free, including the Expensify Card, expense management, next-day reimbursement, invoicing, bill pay, and travel booking,” says David Barrett, Expensify’s founder and CEO.

“In addition to the incredible growth we’re seeing from the Free Plan, March '22 was the second best month in company history from a paid member perspective,” says Ryan Schaffer, Expensify’s CFO. “So we’re doing a great job adding users on both the paid and free sides of the business, which is encouraging and shows the momentum we have in the business right now.”

First Quarter 2022 Highlights
Financial:
•Revenue was $40.4 million, an increase of 36% from the same period last year.
•Positive operating cash flows of $11.2 million.
•Net (loss) income was $(7.4) million, compared to $8.0 million for the same period last year. This loss is driven by stock-based compensation expenses of $14.7 million.
•Non-GAAP net income was $7.3 million.
•Adjusted EBITDA was $11.0 million, with an Adjusted EBITDA margin of 27%.
Business
•Free plan - swelled to over 9,000 businesses in Q1, a 183% increase from the previous quarter. The Free Plan includes the Expensify Card, expense management, next-day reimbursement, invoicing, bill pay, and travel booking.
•Paid members - despite the challenges presented by the COVID-19 Omicron spike early in the year, a strong second half of Q1 propelled average paid members for the quarter to 706,000, exceeding expectations.
•Expensify Card - continues to perform well, interchange increased by 150% from the same period last year.
•CPA Card - announced in January as the first smart card with exclusive perks, pricing, and upgrades for CPAs, accounting firms, and their clients.

Financial Outlook
Expensify's outlook statements are based on current expectations. The following statements are forward-looking and actual results could differ materially depending on market conditions and the factors set forth under “Forward-Looking Statements” below.

Exhibit 99.1
We reaffirm our long term guidance provided in connection with our fourth quarter 2021 results of 25-35% revenue growth over a multi-year period.

Expensify is also providing an estimate on what stock based compensation is expected to look like for the rest of the fiscal year. Driven primarily by the pre-IPO grant of RSUs issued to all employees (which vest over 8 years – 1/8 after one year and quarterly thereafter), stock based compensation is estimated as seen below:

Est. stock-based compensation (millions)

	Q2 2022		Q3 2022		Q4 2022
	Low	High	Low	High	Low	High
Cost of revenue, net	$4.8	$5.4	$4.6	$5.3	$3.4	$4.1
Research and development	2.7	3.0	2.6	2.9	1.9	2.3
General and administrative	4.6	5.3	4.5	5.1	3.3	4.0
Sales and marketing	2.0	2.2	1.9	2.2	1.4	1.7
Total	$14.0	$16.0	$13.5	$15.5	$10.0	$12.0

Note: Amounts may not sum due to minor rounding differences.

Availability of Information on Expensify’s Website
Investors and others should note that Expensify routinely announces material information to investors and the marketplace using SEC filings, press releases, public conference calls, webcasts and the Expensify Investor Relations website at https://ir.expensify.com. While not all of the information that the Company posts to its Investor Relations website is of a material nature, some information could be deemed to be material. Accordingly, the Company encourages investors, the media and others interested in Expensify to review the information that it shares on its Investor Relations website.

Conference Call
Expensify will host a video call to discuss the results at 2:00 p.m. Pacific Time today. The video call information is available on Expensify’s Investor Relations website at https://ir.expensify.com. A replay of the call will be available on the site for three months.

Non-GAAP Financial Measures
In addition to financial measures prepared in accordance with U.S. generally accepted accounting principles (“GAAP”), we provide certain non-GAAP financial measures, including Adjusted EBITDA and Non-GAAP net income.

We believe our non-GAAP financial measures are useful in evaluating our business, measuring our performance, identifying trends affecting our business, formulating business plans and making strategic decisions. Accordingly, we believe that these non-GAAP financial measures provide useful information to investors and others in understanding and evaluating our results of operations in the same manner as our management team. These non-GAAP financial measures are presented for supplemental informational purposes only, should not be considered a substitute for financial information presented in accordance with GAAP, and may be different from similarly titled metrics or measures presented by other companies. Non-GAAP financial measures have limitations as analytical tools and should not be considered in isolation or as substitutes for financial information presented under GAAP. There are a number of limitations related to the use of non-GAAP financial measures versus comparable financial measures determined under GAAP. For example, other companies in our industry may calculate these non-GAAP financial measures differently or may use other measures to evaluate their performance. All of these limitations could reduce the usefulness of these non-GAAP financial measures as analytical tools. Investors are encouraged to review the related GAAP financial measures and the reconciliations of these non-GAAP financial measures to their

Exhibit 99.1
most directly comparable GAAP financial measures and to not rely on any single financial measure to evaluate our business. A reconciliation of each non-GAAP financial measure to the most directly comparable financial measure stated in accordance with GAAP is at the end of this press release.

We define Adjusted EBITDA as net income from operations excluding provision for income taxes, interest and other expenses, net, depreciation and amortization and stock based compensation.

We define non-GAAP net income as net income from operations in accordance with US GAAP excluding stock-based compensation and IPO-related bonus costs. In prior periods, this metric only excluded IPO-related bonus costs and did not exclude expenses related to stock-based compensation. However, management now believes that further excluding stock-based compensation from non-GAAP net income is useful to better understand the financial performance of our business and to facilitate a better comparison of our results to those of peer companies over multiple periods given that this item may vary between companies for reasons unrelated to overall operating performance. IPO-related bonus costs impacted the second, third and fourth fiscal quarters of 2021, but are not expected to impact future periods beginning with the first quarter of 2022.

The tables at the end of the Financial Statements provide reconciliations to the most directly comparable GAAP financial measure to each of these non-GAAP financial measures.

Forward-Looking Statements
Forward-looking statements in this press release, which are not historical facts, are forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1955. These statements include statements regarding our strategy, future financial condition, future operations, projected costs, prospects, plans, objectives of management and expected market growth and involve known and unknown risks that are difficult to predict. As a result, our actual results, performance or achievements may differ materially from those expressed or implied by these forward-looking statements. In some cases, you can identify forward-looking statements because they contain words such as “may,” “will,” “shall,” “should,” “expects,” “plans,” “anticipates,” “could,” “intends,” “target,” “projects,” “contemplates,” “believes,” “estimates,” “predicts,” “potential,” “goal,” “objective,” “seeks,” or “continue” or the negative of these words or other similar terms or expressions that concern our expectations, strategy, plans, or intentions. Such forward-looking statements are necessarily based upon estimates and assumptions that, while considered reasonable by us and our management, are inherently uncertain. Factors that may cause actual results to differ materially from current expectations include, but are not limited to: the economic, political and social impact of, and uncertainty relating to, the COVID-19 pandemic; the war in Ukraine and escalating geopolitical tensions as a result of Russia's invasion of Ukraine; our expectations regarding our financial performance and future operating performance; our ability to attract and retain members, expand usage of our platform, sell subscriptions to our platform and convert individuals and organizations into paying customers; the timing and success of new features, integrations, capabilities and enhancements by us, or by competitors to their products, or any other changes in the competitive landscape of our market; the amount and timing of operating expenses and capital expenditures that we may incur to maintain and expand our business and operations to remain competitive; the sufficiency of our cash, cash equivalents and investments to meet our liquidity needs; our ability to make required payments under and to comply with the various requirements of our current and future indebtedness; our ability to effectively manage our exposure to fluctuations in foreign currency exchange rates; the increased expenses associated with being a public company; the size of our addressable markets, market share and market trends; anticipated trends, developments and challenges in our industry, business and the highly competitive markets in which we operate; our expectations regarding our income tax liabilities and the adequacy of our reserves; our ability to effectively manage our growth and expand our infrastructure and maintain our corporate culture; our ability to identify, recruit and retain skilled personnel, including key members of senior management; the safety, affordability and convenience of our platform and our offerings; our ability to successfully defend litigation brought against us; our ability to successfully identify, manage and integrate any existing and potential acquisitions of businesses, talent, technologies or intellectual property; general economic conditions in either domestic or international markets, including the societal and economic impact of the COVID-19 pandemic, and geopolitical

Exhibit 99.1
uncertainty and instability; our protections against security breaches, technical difficulties, or interruptions to our platform; our ability to maintain, protect and enhance our intellectual property; and other risks discussed in our filings with the SEC. All forward-looking statements attributable to us or persons acting on our behalf are expressly qualified in their entirety by the cautionary statements set forth above. We caution you not to place undue reliance on any forward-looking statements, which are made only as of the date of this press release. We do not undertake or assume any obligation to update publicly any of these forward-looking statements to reflect actual results, new information or future events, changes in assumptions or changes in other factors affecting forward-looking statements, except to the extent required by applicable law. If we update one or more forward-looking statements, no inference should be drawn that we will make additional updates with respect to those or other forward-looking statements.

About Expensify
Expensify is a payments superapp that helps individuals and businesses around the world simplify the way they manage money. More than 10 million people use Expensify's free features, which include corporate cards, expense tracking, next-day reimbursement, invoicing, bill pay, and travel booking in one app. All free. Whether you own a small business, manage a team, or close the books for your clients, Expensify makes it easy so you have more time to focus on what really matters.

Investor Relations Contact
Nick Tooker
investors@expensify.com
Press Contact
James Dean
press@expensify.com

Exhibit 99.1
Expensify, Inc.
Condensed Consolidated Balance Sheets
(unaudited, in thousands, except share and per share data)

	As of March 31,	As of December 31,
	2022	2021
Assets
Cash and cash equivalents	$101,101	$98,398
Accounts receivable, net	16,022	15,713
Settlement assets	34,313	21,880
Prepaid expenses	7,060	7,436
Related party loan receivable, current	—	14
Other current assets	15,746	14,201
Total current assets	174,242	157,642
Capitalized software, net	6,158	6,359
Property and equipment, net	15,584	15,930
Lease right-of-use assets	1,832	2,202
Deferred tax assets, net	370	370
Other assets	628	710
Total assets	$198,814	$183,213
Liabilities and stockholders' equity
Accounts payable	$1,437	$3,752
Accrued expenses and other liabilities	8,411	11,046
Borrowings under line of credit	15,000	15,000
Current portion of long-term debt, net of issuance costs	547	549
Lease liabilities, current	1,559	1,549
Settlement liabilities	34,113	21,680
Total current liabilities	61,067	53,576
Lease liabilities, non-current	405	802
Other liabilities	1,028	153
Long-term debt, net of issuance costs	51,847	52,067
Total liabilities	114,347	106,598
Commitments and contingencies (Note 4)
Stockholders' equity:
Common stock, par value $0.0001; 1,000,000,000 shares of Class A common stock authorized as of March 31, 2022 and December 31, 2021; 68,050,193 and 67,844,060 shares of Class A common stock issued and outstanding as of March 31, 2022 and December 31, 2021, respectively; 25,000,000 shares of LT10 common stock authorized as of March 31, 2022 and December 31, 2021; 7,332,640 shares of LT10 common stock issued and outstanding as of March 31, 2022 and December 31, 2021; 25,000,000 shares of LT50 common stock authorized as of March 31, 2022 and December 31, 2021; 6,224,160 shares of LT50 common stock issued and outstanding as of March 31, 2022 and December 31, 2021
	6	6
Additional paid-in capital	157,743	142,515
Accumulated deficit	(73,282)	(65,906)
Total stockholders' equity	84,467	76,615
Total liabilities and stockholders' equity	$198,814	$183,213

Exhibit 99.1
Expensify, Inc.
Condensed Consolidated Statements of Income
(unaudited, in thousands, except share and per share data)

	Three months ended March 31,
	2022	2021
Revenue	$40,370	$29,720
Cost of revenue, net(1)	14,133	7,637
Gross margin	26,237	22,083
Operating expenses:
Research and development(1)	3,701	1,097
General and administrative(1)	14,006	6,367
Sales and marketing(1)	13,372	3,077
Total operating expenses	31,079	10,541
(Loss) income from operations	(4,842)	11,542
Interest and other expenses, net	(902)	(737)
(Loss) income before income taxes	(5,744)	10,805
Provision for income taxes	(1,632)	(2,762)
Net (loss) income	$(7,376)	$8,043

Less: income allocated to participating securities	—	(5,547)
Net (loss) income attributable to Class A, LT10 and LT50 common stockholders	$(7,376)	$2,496
Net (loss) income per share attributable to Class A, LT10 and LT50 common stockholders:
Basic	$(0.09)	$0.08
Diluted	$(0.09)	$0.06
Weighted-average shares of common stock used to compute net (loss) income per share attributable to Class A, LT10 and LT50 common stockholders:
Basic	80,147,208	29,522,409
Diluted	80,147,208	40,576,339

(1)Includes stock-based compensation expense as follows:

	Three months ended March 31,
	2022	2021
	(in thousands)
Cost of revenue, net	$4,908	$188
Research and development	2,708	154
General and administrative	4,975	304
Sales and marketing	2,076	64
Total stock-based compensation expense	$14,667	$710

Exhibit 99.1
Expensify, Inc.
Condensed Consolidated Statements of Cash Flows
(unaudited, in thousands)

	Three months ended March 31,
	2022	2021
Cash flows from operating activities:
Net (loss) income	$(7,376)	$8,043
Adjustments to reconcile net (loss) income to net cash provided (used) by operating activities:
Depreciation and amortization	1,167	1,170
Reduction of operating lease right-of-use assets	185	181
Loss on impairment, receivables and sale or disposal of equipment	231	56
Stock-based compensation	14,667	710
Amortization of debt issuance costs	10	8
Changes in assets and liabilities:
Accounts receivable	(482)	(1,601)
Related party loan receivables	14	—
Settlement assets	(5,689)	464
Prepaid expenses	377	(1,642)
Other current assets	(224)	318
Other assets	80	9
Accounts payable	(2,316)	236
Accrued expenses and other liabilities	(2,635)	2,821
Operating lease liabilities	(6)	(200)
Settlement liabilities	12,433	(980)
Other liabilities	787	316
Net cash provided by operating activities	11,223	9,909
Cash flows from investing activities:
Purchase of property and equipment	(179)	(284)
Software development costs	(494)	(669)
Net cash used by investing activities	(673)	(953)
Cash flows from financing activities:
Principal payments of finance leases	(197)	(192)
Principal payments of term loan	(146)	(616)
Payments of deferred offering costs	—	(400)
Vesting of restricted common stock	295	—
Issuance of restricted stock units	18	—
Repurchases of early exercised stock options	(4)	—
Proceeds from issuance of common stock on exercise of stock options	252	125
Net cash provided by financing activities	218	(1,083)
Net increase in cash and cash equivalents	10,768	7,873
Cash and cash equivalents and restricted cash, beginning of period	125,315	46,878
Cash and cash equivalents and restricted cash, end of period	$136,083	$54,751
Supplemental disclosure of cash flow information:
Cash paid for interest	$267	$723
Cash paid for income taxes	$284	$263
Noncash investing and financing items:
Accrued deferred offering costs	$—	$531
Reconciliation of cash, cash equivalents and restricted cash to the consolidated balance sheets
Cash and cash equivalents	$101,101	$41,926
Restricted cash included in other current assets	9,973	2,818
Restricted cash included in other assets	46	48
Restricted cash included in settlement assets	24,963	9,959
Total cash, cash equivalents and restricted cash	$136,083	$54,751

Exhibit 99.1
Expensify, Inc.
Reconciliation of GAAP to Non-GAAP Financial Measures
(unaudited, in thousands)
Adjusted EBITDA

Three months ended March 31,
2022
(in thousands, except percentages)
Net (loss) income	$(7,376)
Net (loss) income margin	(18)%
Add:
Provision for income taxes	1,632
Interest and other expenses, net	902
Depreciation and amortization	1,167
Stock-based compensation	14,667
Adjusted EBITDA	$10,992
Adjusted EBITDA margin	27%

Non-GAAP net income

Three months ended March 31,
2022
(in thousands, except percentages)
Net (loss) income	$(7,376)
Net (loss) income margin	(18)%
Add:
Stock-based compensation	14,667
IPO-related bonus expense	—
Non-GAAP net income	$7,291
Non-GAAP net income margin	18%